UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2020

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of SunCoke Energy, Inc. (the “Company”) was held on June 8, 2020. At the Annual Meeting, stockholders holding and entitled to vote 73,349,586 shares of common stock of the Company, or approximately 88.63% of the total outstanding shares of common stock on the record date for the Annual Meeting, which constituted a quorum, were present in person or by proxy. At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.    On the matter of the election of three directors, Martha Z. Carnes, Michael G. Rippey and James E. Sweetnam, to the class of directors whose term expires in 2023, the vote was as follows:

Nominee	Votes For	Votes Against	No. of Shares Abstaining
Martha Z. Carnes	61,514,036	1,390,478	123,294
Michael G. Rippey	61,398,076	1,528,737	100,908
James E. Sweetnam	61,104,326	1,819,923	103,559

Number of broker non-votes: 10,321,778.

2.    On the matter of the amendments to the Company’s Amended and Restated Certificate of Incorporation and its Amended and Restated By-laws to provide for the declassification of the board, the vote was as follows:

Votes For	Votes Against	Votes Abstained
62,103,444	455,224	469,140

Number of broker non-votes: 10,321,778.

3.    On the matter of the non-binding advisory vote to approve the compensation of the Company’s named executive officers, the vote was as follows:

Votes For	Votes Against	Votes Abstained
61,767,574	1,065,090	195,144

Number of broker non-votes: 10,321,778.

4.    On the matter of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, the vote was as follows:

Votes For	Votes Against	Votes Abstained
73,015,614	232,961	101,011

There were no broker non-votes with respect to this matter.

The results reported above are final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ John J. DiRocco Jr.
John J. DiRocco Jr.
Vice President, Assistant General Counsel and Corporate Secretary

Date: June 8, 2020